Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

Supplement dated October 31, 2025 to the current variable annuity prospectuses for:

•	Retirement Cornerstone ® Series
•	Retirement Cornerstone ® Series 12.0
•	Retirement Cornerstone ® Series 13.0
•	Retirement Cornerstone ® Series 15.0
•	Retirement Cornerstone ® Series 15A
•	Retirement Cornerstone ® Series 15B
•	Retirement Cornerstone ® Series 15.0 Series E
•	Retirement Cornerstone ® Series 15A Series E
•	Retirement Cornerstone ® Series 15B Series E
•	Retirement Cornerstone ® Series 17
•	Retirement Cornerstone ® Series 17 Series E

This Supplement updates certain information in the most recent statutory prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure annual notices, and in any supplements thereto (collectively, the “Prospectus”). Unless otherwise indicated, all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Nomura Holding America Inc. has entered into an agreement to acquire certain Macquarie Asset Management public investments businesses, with an anticipated closing on or about November 1, 2025. Due to this acquisition, certain Macquarie portfolios are being renamed and the portfolios’ subadvisers will change. Accordingly, effective upon the closing of the acquisition and the effectiveness of any necessary portfolio regulatory filings, the Appendix: “Investment Options available under the contract” will be amended to change the portfolios’ names by replacing all references to Macquarie with Nomura, and to remove subadvisers as follows:

		Current Expenses		Average Annual Total Returns (as of 12/31/2024)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Asset Allocation	Nomura VIP Asset Strategy Series (1) — Delaware Management Company; Macquarie Investment Management Global Limited	0.85%	^	12.44%	6.55%	5.26%
Fixed Income	Nomura VIP High Income Series — Delaware Management Company	0.97%		6.19%	3.51%	4.13%

(1)
For Retirement Cornerstone
®
Series 17 and Retirement Cornerstone
®
Series 17 Series E contracts only, this investment option is only available if you purchased your contract before
approximately October 22, 2018.

Please Note: The portfolios’ former names may continue to be used in certain documents for a period of time after the date of this Supplem ent.

In Force	Catalog No. 800258
#847936